SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 24, 2002

(Date of earliest event reported)

ROTONICS MANUFACTURING INC.

 (Exact name of registrant as specified in its charter)

Delaware	1-9429	36-2467474
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

17022 South Figueroa Street

Gardena, California 90248

(Address of principal executive offices, including zip code)

310-538-4932

(Registrant’s telephone number, including area code)

Item 4.        Change in Registrant’s Certifying Accountant.

Rotonics Manufacturing, Inc. (the “Company”) hereby reports that it has retained the firm of Windes & McClaughry Accountancy Corporation (“Windes”) to serve as its independent auditors for the fiscal year ending June 30, 2002, and has dismissed Arthur Andersen LLP (“Andersen”) as the Company’s independent auditors.  Both actions are effective as of May 24, 2002.

In a meeting held on March 10, 2002, the audit committee unanimously recommended to the Board of Directors that the Company search for a potential replacement of Andersen.  By virtue of a unanimous written consent dated May 20, 2002, the Company’s Board of Directors authorized and directed the Company’s Officers to dismiss Andersen and engage Windes as the Company’s independent auditors for the fiscal year ending June 30, 2002, and instructed the Company’s management to effectuate such actions as soon as reasonably practicable.

The reports of Andersen on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended June 30, 2001, and in the subsequent interim periods, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Andersen would have caused Andersen to make reference to the matter in their report.  During the Company’s two most recent fiscal years and through the date of this report, the Company has had no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.  The Company has requested Andersen to furnish it a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the statements made by the Company in this report.  A copy of Andersen’s letter, dated May 29, 2002, is filed as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and up to the date the Company retained Windes on May 24, 2002, the Company has not consulted with Windes on items which (1) related to the application of accounting principles to a specified transaction (proposed or completed) by the Company, or the type of audit opinion that might be rendered on the Company’s financial statements, and resulted in a written report or oral advice being provided by Windes to the Company that Windes has concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) concerned the subject matter of a disagreement or reportable event with Andersen (as described in Item 304 (a)(2) of Regulation S-K).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

16.1	Letter from Arthur Andersen LLP pursuant to Item 304 (a)(3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROTONICS MANUFACTURING, INC.

Dated: May 30, 2002	By:	/s/ Robert E. Gawlik
Robert E. Gawlik
President and Chief Executive Officer

	By:	/s/ Sherman McKinniss
Sherman McKinniss
Chairman of the Board

EXHIBITS

Exhibit
Number	Description

16.1	Letter from Arthur Andersen LLP pursuant to Item 304 (a)(3) of Regulation S-K.